UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2024

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard Arlington, VA		22203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 6, 2024, The AES Corporation (the “Company” or “AES”) completed its previously announced offering of $500,000,000 aggregate principal amount of its 6.950% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2055 (the “Notes”). The offering of the Notes was made pursuant to AES’ automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-263244), filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2022. AES has filed with the SEC a prospectus supplement, dated December 4, 2024, together with the accompanying prospectus, dated March 2, 2022, relating to the offer and sale of the Notes.

The public offering price of the Notes was 99.985% of the principal amount. AES intends to use the net proceeds from this offering to repay existing indebtedness, including borrowings under the revolving facility of its senior credit facility, and for general corporate purposes.

In connection with the issuance of the Notes, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”), dated December 4, 2024, among AES and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC and Credit Agricole Securities (USA) Inc., as representatives of the several underwriters listed in Schedule A to the Underwriting Agreement. The foregoing description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

The Notes were issued on December 6, 2024 pursuant to a Subordinated Indenture, dated as of May 21, 2024 (the “Base Indenture”), as supplemented by a second supplemental indenture, dated as of December 6, 2024 (the “Second Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), between AES and Deutsche Bank Trust Company Americas, as Trustee.

Interest on the Notes accrues from December 6, 2024 and is payable semi-annually in arrears on January 15 and July 15 of each year, beginning on July 15, 2025, and at maturity on July 15, 2055. The Notes bear interest (i) from and including December 6, 2024 to, but excluding, July 15, 2030 at the rate of 6.950% per annum and (ii) from and including July 15, 2030, during each Reset Period (as defined in the Indenture) at a rate per annum equal to the Five-year U.S. Treasury Rate (as defined in the Indenture) as of the most recent Reset Interest Determination Date (as defined in the Indenture) plus a spread of 2.890%, to be reset on each Reset Date. So long as no event of default with respect to the Notes has occurred and is continuing, the Company may, at its option, defer interest payments on the Notes, from time to time, for one or more deferral periods of up to 20 consecutive semi-annual interest payment periods each, except that no such optional deferral period may extend beyond the final maturity date of the Notes or end on a day other than the day immediately preceding an interest payment date.

The Company may redeem some or all of the Notes, at its option, in whole or in part (i) on any day in the period commencing on the date falling 90 days prior to July 15, 2030 and ending on and including July 15, 2030 and (ii) after July 15, 2030, on any interest payment date, at a redemption price in cash equal to 100% of the principal amount of the Notes being redeemed, plus, subject to the terms and conditions of the Notes, accrued and unpaid interest on the Notes to be redeemed to, but excluding, the redemption date. At the Company’s option, the Company may also redeem all of the Notes upon the occurrence of certain specified events at the redemption prices provided therein, plus accrued and unpaid interest on the Notes to, but excluding, the redemption date.

The Base Indenture was previously filed as Exhibit 4.1 to the Company Current Report on Form 8-K dated May 21, 2024 and has been incorporated by reference into the Registration Statement. The Underwriting Agreement, the Second Supplemental Indenture and the form of the Notes are attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated by reference into the Registration Statement. An opinion regarding the legality of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

The above description of the Underwriting Agreement, the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the form of Notes.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Safe Harbor Disclosure

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute the Company’s current expectations based on reasonable assumptions. Such forward-looking statements include, but are not limited to, our financing plans, including the offering of the Notes and the details thereof, the proposed use of proceeds therefrom and other expected effects of the offering of the Notes.

Actual results could differ materially from those projected in AES’ forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in the prospectus supplement related to the offering and AES’ filings with the SEC, including, but not limited to, the risks discussed under Item 1A: “Risk Factors” and Item 7: “Management’s Discussion & Analysis” in AES’ 2023 Annual Report on Form 10-K and in subsequent reports filed with the SEC. Potential investors are encouraged to read AES’ filings to learn more about the risk factors associated with AES’ business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except where required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 4, 2024, among The AES Corporation and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC and Credit Agricole Securities (USA) Inc., as representatives of the several underwriters.

4.1	Second Supplemental Indenture, dated December 6, 2024, between The AES Corporation and Deutsche Bank Trust Company Americas, as Trustee.

4.2	Form of 6.950% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2055 (included in Exhibit 4.1).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

Date: December 6, 2024	By:	/s/ Stephen Coughlin
	Name:	Stephen Coughlin
	Title:	Executive Vice President and Chief Financial Officer